                                                                       EXHIBIT I

                             PRELIMINARY TERM SHEET

                         [CITIFINANCIAL MORTGAGE LOGO]

                 CITIFINANCIAL MORTGAGE SECURITIES INC. 2004-01
                $[520,894,000] OFFERED CERTIFICATES (APPROXIMATE)
                       COLLATERAL TABLES (ACCOMPANIMENT TO
                     CITIFINANCIAL MORTGAGE SECURITIES INC.
           REMIC PASS-THROUGH CERTIFICATES, SERIES 2004-01 TERM SHEET)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

                                 MARCH 23, 2004

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

NAME:                                           TELEPHONE:                           E-MAIL:
Evan Mitnick                                  (212) 723-6621                         evan.mitnick@citigroup.com
Director

Jon Riber                                     (212) 723-6536                         jonathan.riber@citigroup.com
Associate

Bobbie Theivakumaran                          (212) 723-6753                         bobbie.theivakumaran@citigroup.com
Analyst

                  CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

NAME:                                           TELEPHONE:                           E-MAIL:
Jim De Mare                                   (212) 723-6217                         james.p.demare@citigroup.com
Managing Director

Matt Cherwin                                  (212) 723-6217                         matthew.cherwin@citigroup.com
Vice President

Michael Leung                                 (212) 723-6325                         michael.leung@citigroup.com
Director

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                  GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                                                   COLLATERAL SUMMARY         RANGES (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                                           3,190

TOTAL OUTSTANDING LOAN BALANCE                                        $412,938,927.86

AVERAGE LOAN PRINCIPAL BALANCE                                        $    129,447.94       $15,641.72 - $672,733.26

WA COUPON                                                                        7.20%                 5.50% - 10.85%

WA ORIGINAL TERM (MO.)                                                            337                      120 - 360

WA REMAINING TERM (MO.)                                                           330                      107 - 356

WA ORIGINAL LTV                                                                 87.01%                  3.42%-100.00%

WA FICO                                                                           676                      501 - 833

1ST LIENS (%)                                                                  100.00%

BALLOONS (%)                                                                     3.09%

PROPERTY TYPE
       SINGLE FAMILY
       2-4 FAMILY                                                               96.04%
       CONDO                                                                     1.19%
       PUD                                                                       2.62%
                                                                                 0.15%

OCCUPANCY STATUS

       PRIMARY HOME                                                             99.71%
       INVESTMENT                                                                0.23%
       SECOND                                                                    0.05%

LOAN PURPOSE

       CASH-OUT REFI                                                            71.79%
       PURCHASE                                                                 13.35%
       RATE-TERM REFI                                                           14.86%

GEOGRAPHIC DISTRIBUTION                                              IN          7.74%
                                                                     OH          7.38%
                                                                     VA          7.25%

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       NUMBER OF
                                       MORTGAGE                                                  % OF ORIGINAL
  RANGE OF BALANCES ($)                 LOANS               ORIGINAL LOAN BALANCE ($)             LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                           3                   $     62,009.02                        0.01
25,000.01 - 50,000.00                    101                      4,290,090.00                        1.03
50,000.01 - 75,000.00                    481                     30,890,355.57                        7.42
75,000.01 - 100,000.00                   657                     57,616,711.03                       13.83
100,000.01 - 125,000.00                  546                     61,825,736.23                       14.84
125,000.01 - 150,000.00                  455                     62,456,533.41                       15.00
150,000.01 - 175,000.00                  333                     53,871,053.00                       12.93
175,000.01 - 200,000.00                  217                     40,520,509.31                        9.73
200,000.01 - 225,000.00                  125                     26,555,786.00                        6.38
225,000.01 - 250,000.00                  104                     24,845,730.60                        5.97
250,000.01 - 275,000.00                   53                     13,832,780.00                        3.32
275,000.01 - 300,000.00                   37                     10,678,475.00                        2.56
300,000.01 - 333,700.00                   27                      8,556,300.00                        2.05
333,700.01 - 350,000.00                   10                      3,432,125.00                        0.82
350,000.01 - 500,000.00                   36                     14,249,562.00                        3.42
500,000.01 -1,000,000.00                   5                      2,816,300.00                        0.68
----------------------------------------------------------------------------------------------------------
Total:                                 3,190                   $416,500,056.17                      100.00
----------------------------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                 NUMBER OF
                                 MORTGAGE          STATISTICAL CALCULATION         % OF STATISTICAL CALCULATION
    RANGE OF BALANCES ($)          LOANS            DATE LOAN BALANCE ($)              DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                     3                $     60,145.33                           0.01
25,000.01 - 50,000.00              106                   4,473,666.11                           1.08
50,000.01 - 75,000.00              490                  31,355,363.91                           7.59
75,000.01 - 100,000.00             653                  57,071,702.38                          13.82
100,000.01 - 125,000.00            551                  62,182,449.46                          15.06
125,000.01 - 150,000.00            455                  62,324,056.97                          15.09
150,000.01 - 175,000.00            330                  53,277,900.05                          12.90
175,000.01 - 200,000.00            208                  38,730,230.12                           9.38
200,000.01 - 225,000.00            130                  27,517,534.43                           6.66
225,000.01 - 250,000.00            102                  24,336,188.61                           5.89
250,000.01 - 275,000.00             50                  13,059,431.42                           3.16
275,000.01 - 300,000.00             36                  10,365,294.94                           2.51
300,000.01 - 333,700.00             27                   8,550,138.59                           2.07
333,700.01 - 350,000.00             10                   3,433,610.63                           0.83
350,000.01 - 500,000.00             34                  13,420,150.58                           3.25
500,000.01 -1,000,000.00             5                   2,781,064.33                           0.67
----------------------------------------------------------------------------------------------------
Total:                           3,190                $412,938,927.86                         100.00
----------------------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

                                 NUMBER OF
                                 MORTGAGE         STATISTICAL CALCULATION        % OF STATISTICAL CALCULATION
RANGE OF MORTGAGE RATES (%)       LOANS            DATE LOAN BALANCE ($)             DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------------------------------
5.500 - 5.999                       39                $ 10,333,612.38                       2.50
6.000 - 6.499                      421                  62,812,278.93                      15.21
6.500 - 6.999                      987                 137,897,298.78                      33.39
7.000 - 7.499                      520                  64,213,604.26                      15.55
7.500 - 7.999                      695                  84,837,333.23                      20.54
8.000 - 8.499                      238                  26,180,019.79                       6.34
8.500 - 8.999                      186                  17,575,141.57                       4.26
9.000 - 9.499                       59                   5,363,347.91                       1.30
9.500 - 9.999                       33                   2,948,422.63                       0.71
10.000 - 10.499                      6                     386,150.58                       0.09
10.500 - 10.999                      6                     391,717.80                       0.09
-------------------------------------------------------------------------------------------------
Total:                           3,190                $412,938,927.86                     100.00
-------------------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

 ORIGINAL TERM TO    NUMBER OF MORTGAGE        STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
 MATURITY (MONTHS)         LOANS                DATE LOAN BALANCE ($)                  DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------------------------
000 - 180                   355                    $ 37,392,974.96                             9.06
181 - 240                   172                      18,914,267.46                             4.58
241 - 360                 2,663                     356,631,685.44                            86.36
---------------------------------------------------------------------------------------------------
Total:                    3,190                    $412,938,927.86                           100.00
---------------------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

 REMAINING TERM TO   NUMBER OF MORTGAGE        STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
 MATURITY (MONTHS)         LOANS                DATE LOAN BALANCE ($)                  DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------------------------
61 - 120                     23                    $  1,631,124.39                             0.40
121 - 180                   332                      35,761,850.57                             8.66
181 - 240                   172                      18,914,267.46                             4.58
241 - 300                    27                       3,397,066.85                             0.82
301 - 360                 2,636                     353,234,618.59                            85.54
---------------------------------------------------------------------------------------------------
Total:                    3,190                    $412,938,927.86                           100.00
---------------------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                    SEASONING

                      NUMBER OF
                       MORTGAGE           STATISTICAL CALCULATION              % OF STATISTICAL CALCULATION
SEASONING (MONTHS)      LOANS              DATE LOAN BALANCE ($)                  DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------------------
000 - 006               1,478                 $191,816,433.28                            46.45
007 - 012               1,553                  197,645,398.52                            47.86
013 - 018                 158                   23,272,027.25                             5.64
019 - 024                   1                      205,068.81                             0.05
----------------------------------------------------------------------------------------------
Total:                  3,190                 $412,938,927.86                              100
----------------------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO

                            NUMBER OF
 RANGE OF ORIGINAL LTV      MORTGAGE           STATISTICAL CALCULATION           % OF STATISTICAL CALCULATION
      RATIOS (%)             LOANS             DATE LOAN BALANCE ($)                DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------------------------------
0.01 - 25.00                    10                $    595,650.29                            0.14
25.01 - 30.00                    3                     156,620.69                            0.04
30.01 - 35.00                   13                     826,365.83                             0.2
35.01 - 40.00                   10                   1,018,358.93                            0.25
40.01 - 45.00                   13                   1,410,916.32                            0.34
45.01 - 50.00                   28                   3,727,530.61                             0.9
50.01 - 55.00                   37                   3,869,485.10                            0.94
55.01 - 60.00                   36                   4,031,439.71                            0.98
60.01 - 65.00                   56                   7,040,613.74                            1.71
65.01 - 70.00                   98                  12,858,284.88                            3.11
70.01 - 75.00                  191                  23,795,263.40                            5.76
75.01 - 80.00                  505                  65,878,040.06                           15.95
80.01 - 85.00                  313                  39,842,866.36                            9.65
85.01 - 90.00                  618                  83,116,521.79                           20.13
90.01 - 95.00                  471                  61,561,378.54                           14.91
95.01 - 100.00                 788                 103,209,591.61                           24.99
-------------------------------------------------------------------------------------------------
Total:                       3,190                $412,938,927.86                          100.00
-------------------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                 NUMBER OF
                 MORTGAGE    STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
OCCUPANCY TYPE     LOANS      DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
------------------------------------------------------------------------------------
Investor               8        $    958,380.12                      0.23
Primary            3,180         411,754,610.18                     99.71
Second                 2             225,937.56                      0.05
-------------------------------------------------------------------------
Total:             3,190        $412,938,927.86                    100.00
-------------------------------------------------------------------------

                                  PROPERTY TYPE

                             NUMBER OF
                             MORTGAGE   STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
      PROPERTY TYPE            LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
------------------------------------------------------------------------------------------------
2 to 4 Family Resid Conv          27         $  4,927,914.10                    1.19
Condominium Single Family         83           10,811,212.18                    2.62
PUD Single Family                  3              618,050.19                    0.15
Single Family                  3,077          396,581,751.39                   96.04
------------------------------------------------------------------------------------
Total:                         3,190         $412,938,927.86                  100.00
------------------------------------------------------------------------------------

                                  LOAN PURPOSE

                     NUMBER OF
                      MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
    LOAN PURPOSE       LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------
Cash-out Refinance     2,301        $296,447,793.11                 71.79
Purchase                 428          55,141,379.58                 13.35
Rate-term Refinance      461          61,349,755.17                 14.86
-------------------------------------------------------------------------
Total:                 3,190        $412,938,927.86                100.00
-------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                      NUMBER OF
                      MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
 DOCUMENTATION TYPE     LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------
Full                    3,043       $390,768,804.12                   94.63
Not Income Qualified      147         22,170,123.74                    5.37
---------------------------------------------------------------------------
Total:                  3,190       $412,938,927.86                  100.00
---------------------------------------------------------------------------

                                  CREDIT GRADE

              NUMBER OF
               MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
CREDIT GRADE    LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
------------------------------------------------------------------------------
A+                801        $109,687,537.55                 26.56
A                 489          68,229,041.32                 16.52
B+                608          79,260,395.22                 19.19
B                 604          73,962,634.18                 17.91
C+                360          45,616,856.32                 11.05
C                 228          26,018,246.31                  6.30
C-                100          10,164,216.96                  2.46
------------------------------------------------------------------
Total:          3,190        $412,938,927.86                100.00
------------------------------------------------------------------

                                    LOAN TYPE

              NUMBER OF
              MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
 LOAN TYPE     LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
------------------------------------------------------------------------------
Fix Balloon        95      $    12,771,024.76                 3.09
Fixed           3,095          400,167,903.10                96.91
------------------------------------------------------------------
Total:          3,190      $   412,938,927.86               100.00
------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

                NUMBER OF
                 MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
   STATE          LOANS     DATE LOAN BALANCE ($)      DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------
Other *             237        $ 24,170,491.81                  5.85
Alabama             100          10,653,822.30                  2.58
Arizona              61           8,570,046.49                  2.08
Colorado             32           5,317,545.86                  1.29
Connecticut          41           6,642,264.84                  1.61
Illinois            175          23,494,278.87                  5.69
Indiana             296          31,953,535.80                  7.74
Kentucky             96           9,942,507.04                  2.41
Louisiana            42           5,121,032.06                  1.24
Maryland            137          25,243,147.12                  6.11
Massachusetts        38           6,810,146.00                  1.65
Michigan            128          16,915,258.13                  4.10
Minnesota            72          12,129,981.81                  2.94
Missouri             96          10,042,016.70                  2.43
Nevada               32           5,564,469.82                  1.35
New Jersey           83          14,946,740.99                  3.62
New York            108          20,563,977.74                  4.98
North Carolina      131          16,445,635.50                  3.98
Ohio                261          30,463,444.14                  7.38
Oregon               36           5,119,778.88                  1.24
Pennsylvania        216          27,517,099.36                  6.66
South Carolina      112          11,712,505.85                  2.84
Tennessee           263          28,980,866.05                  7.02
Texas                67           7,635,264.12                  1.85
Utah                 33           5,024,363.91                  1.22
Virginia            209          29,956,759.31                  7.25
Washington           40           6,667,431.07                  1.61
Wisconsin            48           5,334,516.29                  1.29
--------------------------------------------------------------------
Total:            3,190        $412,938,927.86                100.00
--------------------------------------------------------------------

*Other indicates state population where the loans constitute less than or equal to 1% of the total population

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

                NUMBER OF
PREPAY PENALTY   MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
 TERM (MONTHS)    LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------
No Prepay           516        $ 67,305,596.47                  16.30
12                  131          22,155,767.37                   5.37
24                  236          29,990,294.98                   7.26
27                    1              50,984.33                   0.01
30                    8           1,475,872.16                   0.36
36                2,298         291,960,412.55                  70.70
---------------------------------------------------------------------
Total:            3,190        $412,938,927.86                 100.00
---------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

                    NUMBER OF
                    MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
CREDIT SCORE RANGE    LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
-------------------------------------------------------------------------------------
500 - 525                24        $  2,742,062.03                  0.66
526 - 550                44           4,367,564.22                  1.06
551 - 575               114          12,399,236.40                  3.00
576 - 600               174          20,828,009.49                  5.04
601 - 625               317          37,478,579.38                  9.08
626 - 650               479          59,528,146.34                 14.42
651 - 675               542          71,517,872.27                 17.32
676 - 700               461          60,431,333.61                 14.63
701 - 725               412          55,747,436.14                 13.50
726 - 750               341          47,779,201.53                 11.57
751 - 775               183          25,257,394.35                  6.12
776 - 800                76          11,240,106.57                  2.72
801 - 825                22           3,488,392.69                  0.84
826+                      1             133,592.84                  0.03
------------------------------------------------------------------------
Total:                3,190        $412,938,927.86                100.00
------------------------------------------------------------------------

                      GROUP II COLLATERAL SUMMARY-ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            COLLATERAL SUMMARY          RANGES (IF APPLICABLE)

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

TOTAL NUMBER OF LOANS                                     1,344
TOTAL OUTSTANDING LOAN BALANCE                  $189,152,230.16
AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE      $    140,738.27     $35,581.09 - $448,037.07
WA COUPON                                                  6.88%               5.50% - 10.85%
WA ARM CHARACTERISTICS
        MARGIN                                             6.51%               2.25% - 11.95%
        FIRST PERIODIC CAP                                 2.96%                1.00% - 3.00%
        SUBSEQUENT PERIODIC CAP                            1.04%                1.00% - 1.50%
        LIFETIME MAXIMUM RATE                             13.16%              10.63% - 17.85%
        LIFETIME MINIMUM RATE                              6.86%               3.33% - 11.95%
WA ORIGINAL TERM (MO.)                                      360                    360 - 360
WA REMAINING TERM (MO.)                                     351                    339 - 356
WA ORIGINAL LTV                                           87.63%             37.44% - 100.00%
WA FICO                                                     658                    503 - 810
1ST LIENS (%)                                            100.00%
BALLOONS (%)                                               0.00%
LOAN TYPE

        2/28 ARM                                          95.05%
        3/27 ARM                                           4.95%

PROPERTY TYPE
       SINGLE FAMILY                                      94.36%
       2-4 FAMILY                                          0.75%
       CONDO                                               4.06%
       PUD                                                 0.82%

OCCUPANCY STATUS
      PRIMARY HOME                                        99.89%
      INVESTMENT                                           0.11%
      SECOND                                               0.00%

LOAN PURPOSE
      CASH-OUT REFI                                       59.70%
      PURCHASE                                            32.86%
      RATE-TERM REFI                                       7.44%

GEOGRAPHIC DISTRIBUTION
                                                MI         7.77%
                                                MN         7.38%
                                                IL         6.96%

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Origination Date.

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER OF
                          MORTGAGE    ORIGINAL LOAN    % OF ORIGINAL
 RANGE OF BALANCES ($)      LOANS      BALANCE ($)    LOAN BALANCE (%)
----------------------------------------------------------------------
25,000.01 - 50,000.00          21    $    948,779.00        0.50
50,000.01 - 75,000.00         125       8,307,189.00        4.35
75,000.01 - 100,000.00        228      20,120,284.80       10.54
100,000.01 - 125,000.00       250      28,393,653.55       14.88
125,000.01 - 150,000.00       230      31,595,367.50       16.56
150,000.01 - 175,000.00       171      27,757,180.91       14.55
175,000.01 - 200,000.00       120      22,488,072.43       11.78
200,000.01 - 225,000.00        67      14,371,310.00        7.53
225,000.01 - 250,000.00        56      13,332,556.61        6.99
250,000.01 - 275,000.00        26       6,864,705.00        3.60
275,000.01 - 300,000.00        17       4,908,400.00        2.57
300,000.01 - 333,700.00        11       3,437,470.00        1.80
333,700.01 - 350,000.00         3       1,035,200.00        0.54
350,000.01 - 500,000.00        19       7,266,806.44        3.81
----------------------------------------------------------------
Total:                      1,344    $190,826,975.24      100.00
----------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                          NUMBER OF
                           MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
 RANGE OF BALANCES ($)      LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
------------------------------------------------------------------------------------------
25,000.01 - 50,000.00          21        $    942,764.52                  0.50
50,000.01 - 75,000.00         129           8,528,487.68                  4.51
75,000.01 - 100,000.00        229          20,154,437.11                 10.66
100,000.01 - 125,000.00       254          28,781,159.36                 15.22
125,000.01 - 150,000.00       225          30,804,987.62                 16.29
150,000.01 - 175,000.00       176          28,477,390.84                 15.06
175,000.01 - 200,000.00       111          20,727,066.75                 10.96
200,000.01 - 225,000.00        73          15,582,389.09                  8.24
225,000.01 - 250,000.00        52          12,367,015.46                  6.54
250,000.01 - 275,000.00        24           6,294,502.77                  3.33
275,000.01 - 300,000.00        19           5,466,775.28                  2.89
300,000.01 - 333,700.00         9           2,807,871.88                  1.48
333,700.01 - 350,000.00         4           1,372,817.21                  0.73
350,000.01 - 500,000.00        18           6,844,564.59                  3.62
------------------------------------------------------------------------------
Total:                      1,344        $189,152,230.16                100.00
------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

                   NUMBER OF
RANGE OF MORTGAGE   MORTGAGE  STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
     RATES(%)        LOANS     DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
------------------------------------------------------------------------------------
5.500 - 5.999          370        $ 56,949,563.84                  30.11
6.000 - 6.499          164          23,485,197.03                  12.42
6.500 - 6.999          227          33,834,003.76                  17.89
7.000 - 7.499          176          24,335,691.12                  12.87
7.500 - 7.999          171          23,438,826.91                  12.39
8.000 - 8.499           91          10,984,763.49                   5.81
8.500 - 8.999           89          10,629,353.46                   5.62
9.000 - 9.499           28           2,793,825.27                   1.48
9.500 - 9.999           22           2,155,895.01                   1.14
10.000 - 10.499          4             255,629.51                   0.14
10.500 - 10.999          2             289,480.76                   0.15
------------------------------------------------------------------------
Total:               1,344        $189,152,230.16                 100.00
------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            ORIGINAL TERM TO MATURITY

ORIGINAL TERM   NUMBER OF
 TO MATURITY     MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
  (MONTHS)        LOANS     DATE LOAN BALANCE ($)      DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------
241 - 360         1,344        $189,152,230.16               100.00
-------------------------------------------------------------------
Total:            1,344        $189,152,230.16               100.00
-------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

REMAINING
 TERM TO   NUMBER OF
 MATURITY   MORTGAGE  STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
 (MONTHS)    LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------
301 - 360    1,344        $189,152,230.16                 100.00
----------------------------------------------------------------
Total:       1,344        $189,152,230.16                 100.00
----------------------------------------------------------------

                                    SEASONING

           NUMBER OF
SEASONING  MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
(MONTHS)     LOANS     DATE LOAN BALANCE ($)      DATE LOAN BALANCE (%)
---------------------------------------------------------------------------
000 - 006      252        $ 35,180,938.27                18.60
007 - 012      912         126,847,103.38                67.06
013 - 018      166          25,115,253.54                13.28
019 - 024       14           2,008,934.97                 1.06
--------------------------------------------------------------
Total:       1,344        $189,152,230.16               100.00
--------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                          ORIGINAL LOAN-TO-VALUE RATIO

                   NUMBER OF
RANGE OF ORIGINAL  MORTGAGE   STATISTICAL CALCULATION  % OF STATISTICAL CALCULATION
  LTV RATIO (%)      LOANS     DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------
35.01 - 40.00            1        $     46,379.31                   0.02
40.01 - 45.00            5             560,284.88                   0.30
45.01 - 50.00            2             390,295.20                   0.21
50.01 - 55.00            6             558,155.66                   0.30
55.01 - 60.00           11           1,223,120.57                   0.65
60.01 - 65.00           18           2,378,697.35                   1.26
65.01 - 70.00           43           6,108,421.45                   3.23
70.01 - 75.00           52           8,252,235.00                   4.36
75.01 - 80.00          387          53,553,862.19                  28.31
80.01 - 85.00           69          10,624,751.94                   5.62
85.01 - 90.00          200          28,243,288.15                  14.93
90.01 - 95.00          183          26,218,586.67                  13.86
95.01 - 100.00         367          50,994,151.79                  26.96
------------------------------------------------------------------------
Total:               1,344        $189,152,230.16                 100.00
------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                     NUMBER OF
                      MORTGAGE         STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
OCCUPANCY TYPE         LOANS            DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
Investor                   1             $       212,728.80                   0.11
Primary                1,343                 188,939,501.36                  99.89
----------------------------------------------------------------------------------
Total:                 1,344             $   189,152,230.16                 100.00
----------------------------------------------------------------------------------

                                  PROPERTY TYPE

                     NUMBER OF
                      MORTGAGE         STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
PROPERTY TYPE          LOANS            DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
2 to 4 Family              9              $  1,413,551.64                     0.75
Condominium               60                 7,688,270.60                     4.06
PUD Single Family          9                 1,559,174.30                     0.82
Single Family          1,266               178,491,233.62                    94.36
----------------------------------------------------------------------------------
Total:                 1,344              $189,152,230.16                   100.00
----------------------------------------------------------------------------------

                                  LOAN PURPOSE

                     NUMBER OF
                      MORTGAGE         STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
LOAN PURPOSE           LOANS            DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
Cash-out Refinance       781              $ 112,923,294.41                   59.70
Purchase                 460                 62,160,711.18                   32.86
Rate-term Refinance      103                 14,068,224.57                    7.44
----------------------------------------------------------------------------------
Total:                 1,344              $ 189,152,230.16                  100.00
----------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                       NUMBER OF
                       MORTGAGE        STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE       LOANS          DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
Full                     1,284            $180,275,938.40                    95.31
Not Income Qualified        60               8,876,291.76                     4.69
----------------------------------------------------------------------------------
Total:                   1,344            $189,152,230.16                   100.00
----------------------------------------------------------------------------------

                                  CREDIT GRADE

                       NUMBER OF
                       MORTGAGE        STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
RISK GRADE               LOANS          DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
A+                         197           $   28,730,890.65                    15.19
A                          213               30,170,075.85                    15.95
B+                         293               41,296,251.55                    21.83
B                          292               41,391,424.30                    21.88
C+                         171               25,926,688.81                    13.71
C                          124               15,719,221.39                     8.31
C-                          54                5,917,677.61                     3.13
-----------------------------------------------------------------------------------
Total:                   1,344           $  189,152,230.16                   100.00
-----------------------------------------------------------------------------------

                                    LOAN TYPE

                       NUMBER OF
                       MORTGAGE        STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
LOAN TYPE                LOANS          DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
2/28 ARM                 1,284            $ 179,793,682.62                  95.05
3/27 ARM                    60                9,358,547.54                   4.95
---------------------------------------------------------------------------------
Total:                   1,344            $ 189,152,230.16                 100.00
---------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            GEOGRAPHICAL DISTRIBUTION

                       NUMBER OF
                       MORTGAGE        STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
STATE                    LOANS          DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
Other *                    119            $  14,452,731.95                    7.64
Arizona                     83               11,786,856.64                    6.23
Colorado                    59               11,120,199.87                    5.88
Connecticut                 13                2,325,496.65                    1.23
Illinois                    85               13,164,556.54                    6.96
Indiana                     74                8,738,193.93                    4.62
Kansas                      23                2,959,050.64                    1.56
Kentucky                    21                2,233,273.21                    1.18
Maryland                    38                7,032,817.34                    3.72
Massachusetts               17                3,259,835.94                    1.72
Michigan                   114               14,696,738.18                    7.77
Minnesota                   96               13,951,971.53                    7.38
Missouri                    57                7,259,649.33                    3.84
Nevada                      21                3,285,488.47                    1.74
New Jersey                  25                4,002,979.10                    2.12
North Carolina              55                6,682,139.37                    3.53
Ohio                        83               10,444,723.95                    5.52
Oregon                      26                3,631,159.52                    1.92
Pennsylvania                62                7,862,094.52                    4.16
South Carolina              34                4,447,140.06                    2.35
Tennessee                   49                6,196,137.02                    3.28
Texas                       26                3,184,063.42                    1.68
Virginia                    60               10,630,846.38                    5.62
Washington                  66               10,995,584.08                    5.81
Wisconsin                   38                4,808,502.52                    2.54
----------------------------------------------------------------------------------
Total:                   1,344            $ 189,152,230.16                  100.00
----------------------------------------------------------------------------------

*Other indicates state population where the loans constitute less than or equal to 1% of the total population

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  GROSS MARGINS

                         NUMBER OF
RANGE OF GROSS            MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  MARGINS (%)              LOANS        DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
2.000 - 2.499                  1          $     260,853.70                    0.14
3.000 - 3.499                  1          $     204,110.81                    0.11
3.500 - 3.999                  3          $     668,248.45                    0.35
4.000 - 4.499                  7          $   1,032,084.73                    0.55
4.500 - 4.999                 31          $   5,828,251.98                    3.08
5.000 - 5.499                137          $  19,559,277.05                   10.34
5.500 - 5.999                305          $  46,984,712.15                   24.84
6.000 - 6.499                202          $  27,738,399.46                   14.66
6.500 - 6.999                205          $  30,189,174.31                   15.96
7.000 - 7.499                157          $  21,769,723.41                   11.51
7.500 - 7.999                120          $  14,636,054.52                    7.74
8.000 - 8.499                 86          $  10,404,260.34                     5.5
8.500 - 8.999                 52          $   5,819,622.11                    3.08
9.000 - 9.499                 16          $   1,709,466.94                     0.9
9.500 - 9.999                 11          $     844,414.35                    0.45
10.000 - 10.500                8          $   1,143,452.26                     0.6
11.000 - 11.499                1          $     164,875.84                    0.09
11.500 - 11.999                1          $     195,247.75                     0.1
----------------------------------------------------------------------------------
Total:                     1,344          $ 189,152,230.16                     100
----------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                       NEXT INTEREST RATE ADJUSTMENT DATE

                         NUMBER OF
NEXT INTEREST RATE        MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  ADJUSTMENT DATE          LOANS        DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
May-04                         1         $       93,379.40                   0.05
June-04                        1                141,967.01                   0.08
July-04                        3                438,632.55                   0.23
August-04                     14              2,005,559.16                   1.06
September-04                  16              2,789,224.73                   1.47
October-04                    15              2,353,214.62                   1.24
November-04                   28              4,480,712.20                   2.37
December-04                   39              5,246,113.00                   2.77
January-05                    27              3,726,484.02                   1.97
February-05                   49              7,860,671.76                   4.16
March-05                      94             13,306,786.67                   7.03
April-05                     127             16,705,923.69                   8.83
May-05                       120             16,981,525.14                   8.98
June-05                      144             19,932,418.67                  10.54
July-05                      193             25,973,876.21                  13.73
August-05                    207             28,969,935.15                  15.32
September-05                 122             17,505,579.22                   9.25
October-05                    85             11,617,893.66                   6.14
November-05                    4                696,056.14                   0.37
December-05                    2                464,964.51                   0.25
January-06                     2                244,189.33                   0.13
March-06                       4              1,104,847.48                   0.58
April-06                       5                910,802.00                   0.48
May-06                         6                803,764.77                   0.42
June-06                        4                561,406.52                   0.30
July-06                        6                755,127.45                   0.40
August-06                      7              1,003,964.67                   0.53
September-06                   9              1,321,097.21                   0.70
October-06                    10              1,156,113.22                   0.61
---------------------------------------------------------------------------------
Total:                     1,344         $  189,152,230.16                 100.00
---------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  MAXIMUM RATES

                         NUMBER OF
RANGE OF MAXIMUM         MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   RATES (%)               LOANS        DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
10.500 - 10.999                5          $     713,225.86                    0.38
11.000 - 11.499                2                254,581.81                    0.13
11.500 - 11.999              324             48,208,156.47                   25.49
12.000 - 12.499              118             16,429,629.95                    8.69
12.500 - 12.999              210             33,452,230.76                   17.69
13.000 - 13.499              165             22,849,896.48                   12.08
13.500 - 13.999              161             21,915,173.67                   11.59
14.000 - 14.499              113             15,217,899.70                    8.05
14.500 - 14.999              115             14,984,336.85                    7.92
15.000 - 15.499               49              5,755,914.38                    3.04
15.500 - 15.999               54              6,113,172.90                    3.23
16.000 - 16.499               14              1,599,860.57                    0.85
16.500 - 16.999               12              1,416,523.70                    0.75
17.000 - 17.499                1                 46,379.31                    0.02
17.500 - 17.999                1                195,247.75                    0.10
----------------------------------------------------------------------------------
Total:                     1,344          $ 189,152,230.16                  100.00
----------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                  MINIMUM RATES

                         NUMBER OF
RANGE OF MINIMUM         MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
   RATES (%)               LOANS        DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
3.000 - 3.499                  1           $    204,110.81                     0.11
3.500 - 3.999                  3                706,798.78                     0.37
4.000 - 4.499                  4                490,939.45                     0.26
4.500 - 4.999                  6              1,421,365.87                     0.75
5.000 - 5.499                  4                551,271.30                     0.29
5.500 - 5.999                358             54,459,167.60                    28.79
6.000 - 6.499                169             24,028,610.49                    12.70
6.500 - 6.999                226             33,469,438.42                    17.69
7.000 - 7.499                165             22,874,218.79                    12.09
7.500 - 7.999                167             23,585,239.70                    12.47
8.000 - 8.499                 83              9,581,492.91                     5.07
8.500 - 8.999                 94             11,210,096.24                     5.93
9.000 - 9.499                 27              2,675,828.03                     1.41
9.500 - 9.999                 23              2,134,446.41                     1.13
10.000 - 10.499               11              1,304,848.76                     0.69
10.500 - 10.999                1                 94,233.01                     0.05
11.000 - 11.499                1                164,875.84                     0.09
11.500 - 11.999                1                195,247.75                     0.10
-----------------------------------------------------------------------------------
Total:                     1,344           $189,152,230.16                   100.00
-----------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                            INITIAL PERIODIC RATE CAP

                         NUMBER OF
INITIAL PERIODIC         MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  RATE CAP (%)             LOANS        DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
1.00                          16           $  2,572,002.41                    1.36
1.50                           2                371,172.42                    0.20
2.00                          24              2,421,325.82                    1.28
3.00                       1,302            183,787,729.51                   97.16
----------------------------------------------------------------------------------
Total:                     1,344           $189,152,230.16                  100.00
----------------------------------------------------------------------------------

                          SUBSEQUENT PERIODIC RATE CAP

    SUBSEQUENT           NUMBER OF
PERIODIC RATE CAP        MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
       (%)                 LOANS        DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
1.00                       1,250          $ 174,607,089.54                   92.31
1.50                          94             14,545,140.62                    7.69
----------------------------------------------------------------------------------
Total:                     1,344          $ 189,152,230.16                  100.00
----------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                             PREPAYMENT PENALTY TERM

   PREPAY                NUMBER OF
PENALTY TERM              MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
  (MONTHS)                 LOANS        DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
No Prepay                    154           $ 21,670,768.38                   11.46
12                            54              7,470,766.66                    3.95
24                           914            129,605,862.92                   68.52
30                             1                176,063.95                    0.09
36                           221             30,228,768.25                   15.98
----------------------------------------------------------------------------------
Total:                     1,344           $189,152,230.16                  100.00
----------------------------------------------------------------------------------

                            CREDIT SCORE DISTRIBUTION

                         NUMBER OF
CREDIT SCORE             MORTGAGE      STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    RANGE                  LOANS        DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------------
500 - 525                     13          $   1,504,030.89                     0.80
526 - 550                     32              3,953,386.08                     2.09
551 - 575                     57              8,443,112.62                     4.46
576 - 600                     93             12,392,610.51                     6.55
601 - 625                    179             25,315,488.44                    13.38
626 - 650                    233             32,508,668.14                    17.19
651 - 675                    232             31,839,410.70                    16.83
676 - 700                    223             31,235,095.86                    16.51
701 - 725                    141             20,633,941.38                    10.91
726 - 750                     97             14,462,765.42                     7.65
751 - 775                     28              4,357,280.73                     2.30
776 - 800                     13              2,217,264.89                     1.17
801 - 825                      3                289,174.50                     0.15
-----------------------------------------------------------------------------------
Total:                     1,344          $ 189,152,230.16                   100.00
-----------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                               COLLATERAL SUMMARY        RANGES (IF APPLICABLE)
-------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                      4,534
TOTAL OUTSTANDING LOAN BALANCE                   $602,091,158.02
AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE       $    132,794.70        $15,641.72 - $672,733.26
WA COUPON                                                   7.10%                  5.50% - 10.85%
WA ORIGINAL TERM (MO.)                                       345                       120 - 360
WA REMAINING TERM (MO.)                                      336                       107 - 356
WA ORIGINAL LTV                                            87.21%                13.42% - 100.00%
WA FICO                                                      670                       501 - 833
1ST LIENS (%)                                             100.00%
BALLOONS (%)                                                2.12%
LOAN TYPE
      FIXED                                                66.46%
      FIXED BALLOON                                         2.12%
      2/28 ARM                                             29.86%
      3/27 ARM                                              1.55%

PROPERTY TYPE
       SINGLE FAMILY                                       95.51%
       2-4 FAMILY                                           1.05%
       CONDO                                                3.07%
       PUD                                                  0.36%

OCCUPANCY STATUS
       PRIMARY HOME                                        99.77%
       INVESTMENT                                           0.19%
       SECOND                                               0.04%

LOAN PURPOSE
    CASH-OUT REFINANCE                                     67.99%
    PURCHASE                                               19.48%
    RATE/TERM REFINANCE                                    12.53%

GEOGRAPHIC DISTRIBUTION
                                                OH          6.79%
                                                IN          6.76%
                                                VA          6.74%

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Origination Date.

                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER OF MORTGAGE         ORIGINAL        % OF ORIGINAL
 RANGE OF BALANCES ($)            LOANS            LOAN BALANCE ($)     LOAN BALANCE
------------------------------------------------------------------------------------
0.01 - 25,000.00                             3    $       62,009.02             0.01
25,000.01 - 50,000.00                      122         5,238,869.00             0.86
50,000.01 - 75,000.00                      606        39,197,544.57             6.45
75,000.01 - 100,000.00                     885        77,736,995.83            12.80
100,000.01 - 125,000.00                    796        90,219,389.78            14.86
125,000.01 - 150,000.00                    685        94,051,900.91            15.49
150,000.01 - 175,000.00                    504        81,628,233.91            13.44
175,000.01 - 200,000.00                    337        63,008,581.74            10.37
200,000.01 - 225,000.00                    192        40,927,096.00             6.74
225,000.01 - 250,000.00                    160        38,178,287.21             6.29
250,000.01 - 275,000.00                     79        20,697,485.00             3.41
275,000.01 - 300,000.00                     54        15,586,875.00             2.57
300,000.01 - 333,700.00                     38        11,993,770.00             1.97
333,700.01 - 350,000.00                     13         4,467,325.00             0.74
350,000.01 - 500,000.00                     55        21,516,368.44             3.54
500,000.01 -1,000,000.00                     5         2,816,300.00             0.46
------------------------------------------------------------------------------------
Total:                                   4,534    $  607,327,031.41           100.00
------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER OF MORTGAGE    STATISTICAL CALCULATION DATE    % OF STATISTICAL CALCULATION DATE
 RANGE OF BALANCES ($)            LOANS                 LOAN BALANCE ($)                   LOAN BALANCE (%)
-------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                             3                 $     60,145.33                                0.01
25,000.01 - 50,000.00                      127                    5,416,430.63                                0.90
50,000.01 - 75,000.00                      619                   39,883,851.59                                6.62
75,000.01 - 100,000.00                     882                   77,226,139.49                               12.83
100,000.01 - 125,000.00                    805                   90,963,608.82                               15.11
125,000.01 - 150,000.00                    680                   93,129,044.59                               15.47
150,000.01 - 175,000.00                    506                   81,755,290.89                               13.58
175,000.01 - 200,000.00                    319                   59,457,296.87                                9.88
200,000.01 - 225,000.00                    203                   43,099,923.52                                7.16
225,000.01 - 250,000.00                    154                   36,703,204.07                                6.10
250,000.01 - 275,000.00                     74                   19,353,934.19                                3.21
275,000.01 - 300,000.00                     55                   15,832,070.22                                2.63
300,000.01 - 333,700.00                     36                   11,358,010.47                                1.89
333,700.01 - 350,000.00                     14                    4,806,427.84                                0.80
350,000.01 - 500,000.00                     52                   20,264,715.17                                3.37
500,000.01 -1,000,000.00                     5                    2,781,064.33                                0.46
------------------------------------------------------------------------------------------------------------------
Total:                                   4,534                 $602,091,158.02                              100.00
------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 MORTGAGE RATES

                     NUMBER OF
RANGE OF MORTGAGE    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    RATES (%)          LOANS       DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------
5.500 - 5.999              409    $         67,283,176.22                           11.17
6.000 - 6.499              585              86,297,475.96                           14.33
6.500 - 6.999            1,214             171,731,302.54                           28.52
7.000 - 7.499              696              88,549,295.38                           14.71
7.500 - 7.999              866             108,276,160.14                           17.98
8.000 - 8.499              329              37,164,783.28                            6.17
8.500 - 8.999              275              28,204,495.03                            4.68
9.000 - 9.499               87               8,157,173.18                            1.35
9.500 - 9.999               55               5,104,317.64                            0.85
10.000 - 10.499             10                 641,780.09                            0.11
10.500 - 10.999              8                 681,198.56                            0.11
-----------------------------------------------------------------------------------------
Total:                   4,534    $        602,091,158.02                          100.00
-----------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..

                           ORIGINAL TERM TO MATURITY

 ORIGINAL TERM       NUMBER OF
  TO MATURITY        MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
    (MONTHS)           LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------
000 - 180                  355    $         37,392,974.96                            6.21
181 - 240                  172              18,914,267.46                            3.14
241 - 360                4,007             545,783,915.60                           90.65
-----------------------------------------------------------------------------------------
Total:                   4,534    $        602,091,158.02                          100.00
-----------------------------------------------------------------------------------------

                           REMAINING TERM TO MATURITY

REMAINING
 TERM TO     NUMBER OF
 MATURITY    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
 (MONTHS)      LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------
 61 - 120           23    $          1,631,124.39                            0.27
121 - 180          332              35,761,850.57                            5.94
181 - 240          172              18,914,267.46                            3.14
241 - 300           27               3,397,066.85                            0.56
301 - 360        3,980             542,386,848.75                           90.08
---------------------------------------------------------------------------------
Total:           4,534    $        602,091,158.02                          100.00
---------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date..

                                   SEASONING

             NUMBER OF
SEASONING    MORTGAGE     STATISTICAL CALCULATION    % OF STATISTICAL CALCULATION
(MONTHS)       LOANS       DATE LOAN BALANCE ($)         DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------
000 - 006        1,730    $        226,997,371.55                           37.70
007 - 012        2,465             324,492,501.90                           53.89
013 - 018          324              48,387,280.79                            8.04
019 - 024           15               2,214,003.78                            0.37
---------------------------------------------------------------------------------
Total:           4,534    $        602,091,158.02                          100.00
---------------------------------------------------------------------------------

                          ORIGINAL LOAN-TO-VALUE RATIO

RANGE OF ORIGINAL   NUMBER OF MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LTV RATIO (%)           LOANS           DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------------
0.01 - 25.00                        10   $            595,650.29                           0.10
25.01 - 30.00                        3                156,620.69                           0.03
30.01 - 35.00                       13                826,365.83                           0.14
35.01 - 40.00                       11              1,064,738.24                           0.18
40.01 - 45.00                       18              1,971,201.20                           0.33
45.01 - 50.00                       30              4,117,825.81                           0.68
50.01 - 55.00                       43              4,427,640.76                           0.74
55.01 - 60.00                       47              5,254,560.28                           0.87
60.01 - 65.00                       74              9,419,311.09                           1.56
65.01 - 70.00                      141             18,966,706.33                           3.15
70.01 - 75.00                      243             32,047,498.40                           5.32
75.01 - 80.00                      892            119,431,902.25                          19.84
80.01 - 85.00                      382             50,467,618.30                           8.38
85.01 - 90.00                      818            111,359,809.94                          18.50
90.01 - 95.00                      654             87,779,965.21                          14.58
95.01 - 100.00                   1,155            154,203,743.40                          25.61
-----------------------------------------------------------------------------------------------
Total:                           4,534   $        602,091,158.02                         100.00
-----------------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                 OCCUPANCY TYPE

                 NUMBER OF MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
OCCUPANCY TYPE          LOANS          DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
Investor                          9   $          1,171,108.92                           0.19
Primary                       4,523            600,694,111.54                          99.77
Second                            2                225,937.56                           0.04
--------------------------------------------------------------------------------------------
Total:                        4,534   $        602,091,158.02                         100.00
--------------------------------------------------------------------------------------------

                                 PROPERTY TYPE

PROPERTY TYPE    NUMBER OF MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
                        LOANS          DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
--------------------------------------------------------------------------------------------
2 to 4 Family                    36   $          6,341,465.74                          1.05
Condominium                     143             18,499,482.78                          3.07
PUD                              12              2,177,224.49                          0.36
Single Family                 4,343            575,072,985.01                         95.51
--------------------------------------------------------------------------------------------
Total:                        4,534   $        602,091,158.02                        100.00
--------------------------------------------------------------------------------------------

                                  LOAN PURPOSE

                      NUMBER OF
                       MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
LOAN PURPOSE            LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------------
Cash-out Refinance        3,082   $        409,371,087.52                          67.99
Purchase                    888            117,302,090.76                          19.48
Rate-term Refinance         564             75,417,979.74                          12.53
----------------------------------------------------------------------------------------
Total:                    4,534   $        602,091,158.02                         100.00
----------------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                               DOCUMENTATION TYPE

                       NUMBER OF
                       MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
DOCUMENTATION TYPE       LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------------
Full                       4,327   $        571,044,742.52                          94.84
Not Income Qualified         207             31,046,415.50                           5.16
-----------------------------------------------------------------------------------------
Total:                     4,534   $        602,091,158.02                         100.00
-----------------------------------------------------------------------------------------

                                  CREDIT GRADE

               NUMBER OF
                MORTGAGE   STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
CREDIT GRADE     LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------
A+                   998   $        138,418,428.20                          22.99
A                    702             98,399,117.17                          16.34
B+                   901            120,556,646.77                          20.02
B                    896            115,354,058.48                          19.16
C+                   531             71,543,545.13                          11.88
C                    352             41,737,467.70                           6.93
C-                   154             16,081,894.57                           2.67
---------------------------------------------------------------------------------
Total:             4,534   $        602,091,158.02                         100.00
---------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                   LOAN TYPE

                NUMBER OF
                MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  LOAN TYPE       LOANS       DATE LOAN BALANCE ($)      DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------
2/28 ARM            1,284   $        179,793,682.62                          29.86
3/27 ARM               60              9,358,547.54                           1.55
Fixed Balloon          95             12,771,024.76                           2.12
Fixed               3,095            400,167,903.10                          66.46
----------------------------------------------------------------------------------
Total:              4,534   $        602,091,158.02                         100.00
----------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION

                NUMBER OF
                MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   STATE          LOANS      DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
----------------------------------------------------------------------------------
Other*                273   $         28,987,825.41                           4.81
Alabama               111             11,798,589.07                           1.96
Arizona               144             20,356,903.13                           3.38
Colorado               91             16,437,745.73                           2.73
Connecticut            54              8,967,761.49                           1.49
Illinois              260             36,658,835.41                           6.09
Indiana               370             40,691,729.73                           6.76
Kansas                 64              7,085,772.79                           1.18
Kentucky              117             12,175,780.25                           2.02
Louisiana              58              6,726,312.75                           1.12
Maryland              175             32,275,964.46                           5.36
Massachusetts          55             10,069,981.94                           1.67
Michigan              242             31,611,996.31                           5.25
Minnesota             168             26,081,953.34                           4.33
Missouri              153             17,301,666.03                           2.87
Nevada                 53              8,849,958.29                           1.47
New Jersey            108             18,949,720.09                           3.15
New York              113             21,887,494.92                           3.64

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.


                           GEOGRAPHICAL DISTRIBUTION

                 NUMBER OF
                 MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
    STATE         LOANS       DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
-----------------------------------------------------------------------------------
North Carolina         186             23,127,774.87                           3.84
Ohio                   344             40,908,168.09                           6.79
Oregon                  62              8,750,938.40                           1.45
Pennsylvania           278             35,379,193.88                           5.88
South Carolina         146             16,159,645.91                           2.68
Tennessee              312             35,177,003.07                           5.84
Texas                   93             10,819,327.54                           1.80
Utah                    43              6,459,475.47                           1.07
Virginia               269             40,587,605.69                           6.74
Washington             106             17,663,015.15                           2.93
Wisconsin               86             10,143,018.81                           1.68
-----------------------------------------------------------------------------------
Total:               4,534   $        602,091,158.02                         100.00
-----------------------------------------------------------------------------------

*Other indicates state population where the loans constitute less than or equal to 1% of the total population

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                            TOTAL COLLATERAL SUMMARY

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                            PREPAYMENT PENALTY TERM

   PREPAY      NUMBER OF
PENALTY TERM   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
  (MONTHS)       LOANS      DATE LOAN BALANCE ($)        DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------
No Prepay            670   $         88,976,364.85                          14.78
12                   185             29,626,534.03                           4.92
24                 1,150            159,596,157.90                          26.51
27                     1                 50,984.33                           0.01
30                     9              1,651,936.11                           0.27
36                 2,519            322,189,180.80                          53.51
---------------------------------------------------------------------------------
Total:             4,534   $        602,091,158.02                         100.00
---------------------------------------------------------------------------------

                           CREDIT SCORE DISTRIBUTION

               NUMBER OF
CREDIT SCORE   MORTGAGE    STATISTICAL CALCULATION   % OF STATISTICAL CALCULATION
   RANGE        LOANS       DATE LOAN BALANCE ($)       DATE LOAN BALANCE (%)
---------------------------------------------------------------------------------
500 - 525             37   $          4,246,092.92                           0.71
526 - 550             76              8,320,950.30                           1.38
551 - 575            171             20,842,349.02                           3.46
576 - 600            267             33,220,620.00                           5.52
601 - 625            496             62,794,067.82                          10.43
626 - 650            712             92,036,814.48                          15.29
651 - 675            774            103,357,282.97                          17.17
676 - 700            684             91,666,429.47                          15.22
701 - 725            553             76,381,377.52                          12.69
726 - 750            438             62,241,966.95                          10.34
751 - 775            211             29,614,675.08                           4.92
776 - 800             89             13,457,371.46                           2.24
801 - 825             25              3,777,567.19                           0.63
826+                   1                133,592.84                           0.02
---------------------------------------------------------------------------------
Total:             4,534   $        602,091,158.02                         100.00
---------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.